Strategic Investing Long-Short Fund,

a series of the Northern Lights Fund Trust

Supplement dated April 9, 2010

to Prospectus dated April 7, 2010

SUBSCRIPTION PERIOD

The distributor for the Strategic Investing Long-Short Fund (the “Fund”) will solicit orders to purchase shares of the Fund during an initial offering period from April 15, 2010 to May 3, 2010 (the “Subscription Period”).

Orders received during the Subscription Period will not be processed before commencement of operations (currently scheduled for May 3, 2010). Orders to purchase shares of the Fund that are accompanied by payment and that are received after April 15, 2010 will be deemed orders to purchase shares of the Fund as of the commencement of operations and will be processed and priced at the initial offering price of $10.00 per share into the Fund on May 3, 2010.

IMPORTANT: Orders to purchase shares of the Fund that are accompanied by payment and that are received before April 15, 2010 will be returned together with payment even though the Subscription Period commences on April 15, 2010.

Thus, in order to obtain the initial offering price of $10.00 per share, an order, accompanied by payment, must be received on or after April 15, 2010 but not later than 4:00 P.M. Eastern Time, May 3, 2010.

Investments in the Fund’s Institutional Class shares are normally available at $1 million and above.  At the discretion of the Fund’s advisor, this amount has been lowered to $500,000 during the Subscription Period.

Shares of the Fund will not be available to the public prior to the Fund’s commencement of operations except through these subscription offers.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated April 7, 2010, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-888-562-1207 or online at www.StrategicInvestingFund.com.

Please retain this Supplement for future reference.